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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 4, 2002

                                 MAIL-WELL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)

               1-12551                               84-1250533
       (Commission File Number)          (IRS Employer Identification Number)

                  8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
               (Address of principal executive offices) (Zip Code)

                                  303-790-8023
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure


Please see the attached certifications of the company's CEO and CFO pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Exhibits 99.1 and 99.2, respectively. Also, please see the company's press release dated November 4, 2002, Exhibit 99.3.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Mail-Well, Inc.
                                           ---------------
                                            (Registrant)


                                           By: /s/ Michel P. Salbaing
                                               -------------------------------
                                               Michel P. Salbaing
                                               Sr. Vice President and CFO
Date: November 4, 2002